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                       EXHIBITS FOR S-1 REGISTRATION STATEMENT
                         OF METRO INFORMATION SERVICES, INC.

EXHIBIT 10.17 REVISED AND RESTATED LEASE DATED AS OF JANUARY 1, 1986 BY AND
              BETWEEN C-F LYNNHAVEN ASSOCIATES AND REGISTRANT FOR PREMISES LOCATED AT 607 LYNNHAVEN PARKWAY, VIRGINIA BEACH, VIRGINIA 23452.

                         REVISED AND RESTATED LEASE AGREEMENT

         THIS REVISED AND RESTATED LEASE (the "Lease") is made and entered into as of the 1st day of January, 1986, by and between C-F LYNNHAVEN ASSOCIATES, a Virginia general partnership ("Lessor"), and METRO INFORMATION SERVICES, INC., a Virginia corporation ("Lessee"), such terms to include Sublessor and Sublessee whenever the context so requires or admits, revising and restating a Lease Agreement originally effective December 1, 1985.

                                  I. PROPERTY LEASED

         1.1 DEMISE. In consideration of the covenants hereinafter to be performed and in payment of rentals and additional charges to be paid by Lessee in accordance with the provisions of this Lease, Lessor leases unto Lessee and Lessee takes and hires from Lessor the following described property (the "demised premises").:

    See Exhibit "A" attached hereto and made a part hereof.

         1.2 COVENANT OF QUIET ENJOYMENT. The Lessor covenants, subject to the due performance of all of the terms and conditions of the Lease, that Lessee shall be entitled to the peaceful enjoyment and underturned possession of the premises for the term hereof.

                                       II. TERM

         2.1 TERM. The term of this Lease shall commence on December 1, 1985 and shall expire on November 30, 2005.

         2.2 EARLY TERMINATION. In addition to Lessor's other rights to terminate this Lease, Lessor shall have the right to terminate this Lease on any anniversary of this Lease on or after November 30, 1990, (a "Termination Date") on the following terms and conditions:

              (a) Lessor is not indebted to United Virginia Bank in any amount on the Termination Date.

              (b) Lessor has provided Lessee ninety (90) days prior written notice prior to the Termination Date.

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         2.3   POSSESSION.  Possession of the demised premises shall be
delivered to the Lessee upon the commencement date.

         2.4 HOLDOVER. Any holdover at the expiration of the lease term with the consent of the Lessor shall be on a month- to-month basis, which tenancy may thereafter be terminated by Lessor giving Lessee not less than ten (10) days notice. During any such holdover tenancy, Lessee agrees to pay monthly to Lessor rentals and other charges in the same manner as hereinafter provided and agrees to continue to be bound by all of the terms of this Lease so far as are then applicable.

         2.5 END OF TERM. Upon the expiration of the Lease, and any extensions, Lessee having fully complied with the terms and conditions, Lessor hereby waives any right to claim any equipment, personal property or trade fixtures located in or attached to the demised premises which are owned by Lessee, and same may be removed by Lessee provided that the premises are restored to their original condition, with normal wear and tear excepted.

                                  III. CONSIDERATION

         3.1 RENT. From January 1, 1986 until November 30, 1990, Lessee agrees to pay to Lessor monthly rent on the first day of the each month Eleven Thousand Dollars ($11,000.00). Each year thereafter, the Lessor and Lessee shall determine a monthly rent to apply during such year. The amount of such rental shall in no circumstance be less than the rental during a preceding year plus an increase attributable to the increase in the cost of living during the preceding term by reference to the Department of Labor, Bureau of Labor Statistics Consumer Price Index (1967 = 100) - All items, U.S. Cities.

         3.2 ADDITIONAL CHARGES. All costs expenses and charges of every kind and nature relating to the demised premises (except the taxes of Lessor referred to herein and any payments on account of interest of principal under any mortgage or deed of trust which shall be a lien on the fee of the demised premises), which may arise or become due during the initial term or any renewal term of this Lease shall be paid by Lessee, and that Lessor shall be indemnified and saved harmless by Lessee from and against the same, except Lessor shall pay all real estate taxes with respect to the demised premises, all condominium fees, electric, water, and other utilities, cleaning and janitorial services and insurance with respect to the demised premises as set forth hereinafter. The rent shall be paid to Lessor without notice or demand and without abatement, deduction or set-off, except as otherwise expressly herein provided. All taxes, charges, costs and expenses which Lessee assumes or agrees to pay under any provisions of this Lease together with all interest and penalties that may accrue thereon in the event of Lessee's failure to pay same as herein provided, all other damages, costs and expenses, including without limitation witness fees, attorneys fees, deposition and other legal and court costs which Lessor may suffer or incur, and any and all other sums

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which may become due, by reason with the agreements, terms, covenants and conditions of this Lease on Lessee's part to be performed, shall be deemed to be additional rent and in the event of nonpayment, Lessor shall have all the rights and remedies herein provided in the case of non-payment of rent. All rental payments delinquent for a period in excess of ten (10) days shall be subject to late charges being assessed at the rate of twenty percent (20) per annum.

                                   IV. THE PREMISES

         4.1   USE.    Lessee  will  operate  computer  services business on
the demised premises.  The premises will be used for no other purpose.

         4.2 REPAIRS AND MAINTENANCE. Lessee shall, at all times during the term, and at its own cost and expense, keep and maintain in good order and condition the offices and all improvements on the demised Premises and their full equipment and appurtenances, and make all repairs thereto and any restorations, replacements, and renewals thereof, structural and non-structural, seen or unforeseen, howsoever the necessity or desirability for repairs may occur; and shall use all reasonable precaution to prevent waste, damage or injury.

         Notwithstanding the obligation of the Lessee hereunder to make all necessary repairs to the demised premises, the Lessor may enter upon the premises and make such repairs or alterations as may be necessary for the safety and preservation thereof provided, however, that, except in the case of emergency, the Lessor shall give Lessee ten (10) days notice before making any repairs. In the event that Lessee shall fail or neglect to make such repairs, Lessor or its agents may enter upon the premises for the purpose of making such repairs and all costs and expenses consequent thereon, with interest thereon, shall be repaid by the Lessee to the Lessor as additional rent. The receipted payment by the Lessor for the making of such repairs, alterations, or improvements shall be prima facie evidence of the reasonableness of such charges therefor and that the same have been paid by the Lessor.

         Lessor shall, at all times during the term of this Lease, at Lessor's sole cost and expense, provide standard janitorial and cleaning services three (3) times each week. The janitorial services and cleaning services shall include, but not be limited to, emptying trash and waste, vacuuming carpeted areas, mopping uncarpeted areas, cleaning water closets, dusting furniture, and pictures, and other similar services. It shall not include cleaning carpets, waxing floors, painting, or similar services.

         4.3 ALTERATIONS. Lessee shall not alter or renovate the exterior nor interior of the Premises without prior written changes to be made to Lessor at least thirty (30) days prior to commencement of renovations and Lessee shall bear all expenses involved with said renovation. In the event such consent is given,

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all work shall be performed in a good workmanlike manner in accordance with accepted building practices and so as not to weaken or impair the structure or lessen the value of the building.

         Lessee shall not, at any time, make any alteration rebuilding, replacement, change, addition, or improvement in or to the demised premises or to any building thereon, unless:

              (a) the same shall be performed in a first class workmanlike manner, at Lessee's sole expense, and shall not weaken or impair the structural strength, or lessen the value of such buildings as shall be on the demised premises at the time, or change the purpose for which such buildings may be used;

              (b) the same shall be made according to plans and specifications therefor, which shall be first submitted to and approved in writing by Lessor;

              (c) before the commencement of any such work, such plans and specifications shall be approved by all governmental having an interest therein;

              (d) before the commencement of any such work, Lessee shall pay the amount of any increase in premiums on insurance policies on account of endorsements to be made thereon covering the risk during the course of such work, and workmen's compensation insurance covering all persons employed in connection with the work;

              (e) if the estimated cost of such work shall exceed $10,000.00, Lessee shall furnish to Lessor a surety bond in a company acceptable to Lessor, in an amount equal to the estimated cost of such work, or other security satisfactory to Lessor, guaranteeing the completion of such work, free and clear of all liens and encumbrances;

              (f) with respect to each contract for labor, services, materials, or supplies in connection with any such alteration, addition or improvement which shall contemplate or call for an aggregate expenditure therefor of more than $10,000.00 before the commencement of any such work, Lessee shall deliver to Lessor either (1) a duplicate original of such contract, if in writing, which shall provide that no lien or claim shall thereby be created or arise or be filed by anyone thereunder upon or against the demised premises or any of the equipment thereof, or (2) a written waiver by the architect, engineer, contractor, subcontractor, materialman, mechanic, or other person contracting to furnish such labor, services, materials or supplies, of all right of lien which he or it might otherwise have upon or against the demised premises or the improvements to be altered, repaired, improved or constructed, or the interest of Lessor therein.

         All buildings, alterations, replacements, additions, improvements, equipment and appurtenances on or in the demised

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premises at the commencement of the term, and which may be erected, installed or affixed on or in the demised premises during the term, shall be deemed to be and immediately become part of the realty and the sole property of Lessor, and shall be deemed to be part of the demised premises.

         4.4 LIENS. Should Lessee cause any alternations, replacements, additions, improvements or repairs to be made to the demised premises, or cause any labor to be performed or material to be furnished therein, thereon or thereto, neither Lessor nor the demised premises shall under any circumstances be liable for the payment of any expense incurred, but all such alterations, replacements, additions, improvement, and repairs, and labor and material, shall be made and performed at Lessee's expense. If, because of any act or omission of Lessee, any mechanic's or other lien, charge or order for the payment of money shall be filed against the demised premises or improvements thereon, or against Lessor, Lessee shall, at its own cost and expense, cause the same to be cancelled and discharged of record or bonded within ten (10) days after notice of filing thereof.

         4.5 SIGNS. Any, sign or symbol placed upon any portion of the building or premises by the Lessee shall be subject to the prior written approval of the Lessor.

         4.6 INSPECTION. Fee owner, Lessor, or their representatives, shall have the right to enter the premises at reasonable hours of any business day during the term to ascertain if the premises are in proper repair and condition.

         4.7 LICENSE AND LAWS. The Lessee shall, at its own cost and expense, obtain all necessary licenses and/or permits which may be required for the conduct of its business; and Lessee shall, at its own cost and expense, promptly observe and comply with all present and future laws, ordinances, requirements, orders, directions, rules and regulations of governmental authorities having or claiming jurisdiction over the demised premises or appurtenances or any part thereof or the conduct of Lessee's business thereon. Lessee, after notice to Lessor, may, by appropriate proceedings conducted promptly at Lessee's own expense, in Lessee's name and/or (whenever necessary) Lessor's name, contest in good faith the validity or enforcement of any such statute, law, ordinance, regulation or order. So long as (i) such deferment shall not subject Lessor to a fine or other criminal liability, (ii) Lessee shall be diligently prosecuting such contest to a final determination by the governmental authority or body having jurisdiction thereof, and (iii) Lessee shall have furnished Lessor with such security as Lessor may request in connection with such contest.

         4.8 DAMAGE OR DESTRUCTION. If, during the term, the buildings, improvements on the equipment on, in or appurtenant to thereafter erected thereon or therein shall be destroyed or damaged in whole or in part by fire or other cause, Lessee shall cost and

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expense, shall promptly repair, replace, and rebuild the possible to the character of the buildings and improvements and the equipment therein existing immediately prior to such occurrence; and Lessor shall in no event be called upon to repair, replace, or rebuild any such buildings, improvements or equipment, or to pay any of the costs or expenses thereof beyond or in excess of the insurance proceeds as herein provided.

         All insurance proceeds received by Lessor on account of such damage or destruction, less the actual cost, fees, and expenses, if any, incurred in connection with adjustment of the loss, shall be applied by Lessor to pay or reimburse Lessee for the payment of the cost of the aforesaid restoration, including the cost of temporary repairs or for the protection of property pending the completion of permanent restoration, and shall be paid out from time to time as such restoration progresses upon the written request of Lessee which shall be accompanied by evidence satisfactory to Lessor that:

              (a)   (1)   the sum then requested either has been paid by Lessee
or is justly due to contractors, subcontractors, materialmen, or other persons who have rendered services or furnished materials for the restoration therein specified, and that the sum then requested does not exceed the value of the services and materials described in the certificate;

                    (2) except for the amount, if any, stated pursuant to the foregoing to be due for services or materials, there is no outstanding indebtedness known to the persons signing such certificate, after due inquiry, which is then due for labor, wages, materials, supplies, or services in connection with such restoration;

                    (3) the cost of the restoration required to be done in order to complete the same, does not exceed the insurance money; and

                    (4) that there have not been filed with respect to not been discharged of record, except such as will be discharged Lessor or the Insurance Trustee shall, out of such insurance or cause to be paid to Lessee or the persons named pursuant to this Section, the respective amounts stated therein to have been paid by Lessee or to be due to them, as the case may be.

         If the insurance money and other funds deposited with Lessor or the Insurance Trustee, less the actual cost, fees and expenses, if any, incurred in connection with the adjustment of the loss, shall be insufficient to pay the entire cost of such restoration, Lessee will pay the deficiency.

         Upon receipt by Lessor or the Insurance Trustee of that the restoration has been completed and paid for in full and that there are no liens of the character referred to therein, any balance of the insurance money held by Lessor or the Insurance

Trustee, if any, shall be paid to Lessee.

         At least twenty (20) days before the commencement of such repairs, replacement or rebuilding, Lessee shall notify Lessor of its intention to commence the same. This Lease shall not terminate, nor shall the rental and other charges payable hereunder be abated or be affected in any manner.

         4.9 WARRANTIES; DISCLAIMER. Lessor shall provide Lessee with the benefit of any warranties provided by the building contractor or any building subcontractor. Lessor expressly disclaims any other warranty, either express or implied, and Lessee acknowledges that neither Lessor nor its agents have made any representations or promises with respect to the demised premises, site improvements and appurtenances, except as herein expressly set forth, and no rights, easements, or licenses are acquired by Lessee by implication or otherwise except as expressly set forth herein. Taking possession of the demised premises by Lessee shall be conclusive evidence, as between Lessor and Lessee, their successors or any permitted assigns that the Lessee has accepted the premises "AS IS."

         Nothing herein shall be construed as a limitation of Lessor's rights to pursue any cause of action it may have against any third parties for defects in materials or workmanship.

                              V. TAXES AND OTHER CHARGES

         5.1 Lessor shall pay before the last day on which payment may be made without penalty or interest, all real property taxes, assessments, and other governmental impositions and charges of every kind and nature whatsoever, which shall or may during the term be assessed, imposed, become due and payable in connection with the occupancy or possession of the demised premises or any buildings, appurtenances therein, and all taxes assessed or imposed in lieu of or in addition to the foregoing under virtue of all present or future laws or regulations of all governmental authorities whatsoever. Lessee shall pay before the last day on which payment may be made all personal property taxes and utility charges, other than as set forth herein, and other governmental assessments with respect to the demised premises on the equipment thereon. All such taxes, assessments, and utility charges, other than as set forth herein, assessed or imposed for each fiscal period in which the term of this Lease commences and terminates shall be apportioned.

         5.2 Lessor shall pay or reimburse Lessee for all electric, water, and sewer utility charges during the term of this Lease when the same become due. Lessor's obligations shall be for standard electric, water and sewer charges and shall not extend to any extraordinary charges such as providing new service to the building, excavation, repairs to any breaks or discontinuance of services. Nothing in the foregoing shall create in Lessee a right against Lessor for interruptions in any utility services. Lessee shall be responsible for all other utilities including, without limitation, gas, steam, telephone or cable television.

                                    VI. INSURANCE

         6.1 During the term of this Lease, Lessor, at its own cost and expense, shall keep all buildings and improvements on or appurtenant to the demised premises at the commencement of the term and thereafter erected thereon or therein, insured against loss or damage by perils of fire, lightning, wind, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles, smoke, vandalism and malicious mischief in an amount sufficient to cover the cost of replacing the building(s) and improvements (without deduction for depreciation), exclusive of foundation supports below the surface of the ground, and the costs of excavation, underground pipes, flues, wiring, and drains.

         During the term of this Lease, Lessee, at its own cost and expense, shall:

               (a) Provide and keep in force comprehensive general public liability insurance against claims for personal injury, death or property damage occurring on, in or about the demised premises or the adjoining streets, property and passageways, such insurance to afford minimum protection, during the term of this Lease, of not less than $1,000,000 in respect of personal injury or death to any on person, and of not less than $1,000,000 in respect of any one occurrence and not less than aggregate property damage during any policy year).

               (b) Provide and keep in force plat glass insurance covering the glass in the demised premises, unless waived by Lessor;

               (c) Upon request of Lessor to provide and keep in force rent insurance (and/or, as the case may require, use and occupancy insurance) in an amount not less than the annual net rent plus the estimated annual taxes, water charges, sewer rents and installments of assessments and the annual premiums for the insurance required by this Article.

               (d) Provide and keep in force such other insurance and in such amounts as may from time to time be required by Lessor or any mortgagee against such other insurable hazards as at the time are commonly insured against in the case of premises similarly situated.

         6.2 All insurance provided by Lessee as required by Lessor shall be carried in favor of Lessor and Lessee, as their respective interest may appear, and any underlying Lessor, fee owner or affiliate corporation, trustee or mortgagee designated by Lessor. If requested by Lessor, such insurance against fire or other casualty shall include the interest of the holder of any mortgage on the fee and shall provide that loss, if any, shall be

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payable to such holder under a standard mortgagee clause.  All such insurance shall be taken in such responsible companies, licensed to do business in the state of which the demised premises are located, as Lessor shall approve and the policies there for shall at all times be held by Lessor or, when appropriate, by the holder of any such mortgage, in which case copies of the policies shall be delivered by Lessee to Lessor. All such policies shall be non-assessable and shall require twenty (20) days notice by registered mail to Lessor of any cancellation thereof or change affective Lessor's coverage thereunder.

         6.3 Claims for loss resulting to the demised premises covered under any policies provided for in this Lease shall be adjusted with the insurance companies (a) by Lessee in the case of any particular casualty resulting in damage or destruction not exceeding $10,000 in the aggregate, or (b) by Lessor and Lessee, in the case of any particular casualty resulting in damage or destruction exceeding $10,000 in the aggregate. Subject to the rights of the holder of any mortgage to which the Lease is or shall be subject and subordinate, the proceeds of any such insurance, as so adjusted, shall be payable as follows:

               (a) With respect to any loss not exceeding $10,000 in the aggregate, such loss shall be paid to Lessee who shall hold the proceeds in trust for the purpose of paying the costs of repair and restoration; and

               (b) With respect to losses exceeding $10,000 in the aggregate, the loss shall be paid to Lessor and shall be applied to pay the costs of repair and restoration.

         6.4 Lessee shall procure policies for all such insurance for periods of not less than one year and shall deliver to Lessor such Policies or certificates thereof with evidence of the payment of premiums thereto, and shall procure renewals thereof from time to time at least twenty (20) days before the expiration thereof.

         6.5 Lessee and Lessor shall cooperate in connection with the collection of any insurance moneys that may be due in the event of loss, and Lessee shall execute and deliver to Lessor such proofs of loss and other instruments which may be required for the purpose of obtaining the recovery of any such insurance moneys. All insurance policies shall be written with insurance companies rated AAA or better by Best's Insurance Guide.

                                 VII. INDEMNIFICATION

         7.1 Lessee shall indemnify and save harmless Lessor against and from all costs, expenses, liabilities, losses, damages, injunctions, suits, actions, fines, penalties, claims and demands of every kind or nature, including reasonable counsel fees, by or on behalf of any person, party or governmental authority whatsoever arising out of (a) any failure by Lessee to perform any of the

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agreements, terms covenants on conditions of this Lease on Lessee s part to be performed, (b) any accident, injury or damage which shall happen in or about the demised premises, however occurring, and any matter or these growing out of the condition, occupation, maintenance, alteration, repair, use or operation of the demised premises, or any part thereof.

                                 VIII. ENFORCEMENT

         8.1 Each of the following events shall be a default hereunder by Lessee and a breach of this Lease:

               (a) If Lessee shall file a petition in bankruptcy or insolvency or for reorganization or arrangement under the bankruptcy laws of the United States or any insolvency act of any state or shall voluntarily take advantage of any such law or act by answer or otherwise or shall be dissolved or shall make an assignment for the benefit of creditors.

               (b) If involuntary proceedings under any such bankruptcy law or insolvency act or for the dissolution of a corporation shall be instituted against Lessee or of a receiver or trustee shall be appointed of all of the property of Lessee and such proceedings shall not be dismissed or such receivership or trusteeship vacated within thirty (30) days after such institution or appointment.

               (c) If Lessee shall fail to pay Lessor any rent as and when the same shall become due and payable and shall lot make such payment within twenty (20) days after notice thereof by Lessor to Lessee.

               (d) If Lessee shall fail to perform any of the agreements, terms, covenants or conditions hereof on Lessee's part to be performed and such non-performance shall continue for a period within which performance is required to be made by specific provision of this Lease or if no such period is so provided for a period of twenty (20) days after notice thereof by Lessor to Lessee or, if such performance cannot be reasonably had within such thirty (30) day period, Lessee shall not in good faith have commenced such performance within such thirty day period and shall not diligently proceed therewith to completion.

               (e)   If Lessee shall vacate or abandon the demised premises.

               (f) If this Lease or the estate of Lessee hereunder shall be transferred to or upon any other person or party, except in a manner permitted.

         If any such event of default as described in this subsection
8.1 shall occur and be continuing, Lessor shall have the might to terminate this Lease by giving to Lessee not less than twenty (20) days notice, and upon the expiration of the time fixed in such notice, this Lease and the term hereof shall expire in the same manner and with the same force and effect, except as to Lessee's liability, as if the expiration of the time fixed in such notice of cancellation were the end of the term originally demised.

         8.2 After expiration of the applicable period of notice, or without notice in the event of any emergency, Lessor at its option may, but shall not be obligated to, make any payment required of Lessee herein or comply with any agreement, term, covenant or condition, required hereby to be performed by Lessee and the amount so paid, together with interest thereon at the rate of the highest legal rate permitted from the date of such payment by Lessor, shall be deemed to be additional rent hereunder payable by Lessee and collectible as such. Lessor shall have the right to enter the demised premises for the purpose of correcting or remedying any such default, out neither any such expenditure nor any such performance by Lessor shall be deemed to waive or release Lessee's default or the right of Lessor to take such action as may be otherwise permissible hereunder in the case of such default.

         8.3 In the event of cancellation or termination of this Lease either by operation of law or otherwise, Lessor may re-enter and repossess the demised premises, using such force for that purpose as may be necessary without being liable to prosecution therefor, and Lessee shall nevertheless remain and continue liable to Lessor in a sum equal to all net rent, additional rent and other charges payable hereunder for the remainder of the term originally demised.

         If Lessor shall so re-enter, Lessor may repair and alter the demised premises in such manner as to Lessor may seem necessary or advisable, and/or let or relet the demised premises the term herein originally demised or for a longer period, in Lessor's name or as the agent of Lessee, and out of any rent collected or received from subtenants.

         8.4 Should any rent collected by Lessor as provided in above after the payments therein mentioned be insufficient to fully Pay to Lessor a sum equal to all rent or additional rent or both reserved herein and other charges payable hereunder for the deficiency shall be paid by Lessee immediately.

         8.5 In any of the circumstances mentioned above in which Lessor shall have the right to hold Lessee liable, Lessor so liable, forthwith to recover against Lessee as damages for loss of the bargain and not as a Penalty, in addition to any other damages becoming due, an aggregate sum which, at the time of the termination of this Lease or of the recovery of possession of the demised premises by Lessor, as the case may be, represents the then present worth of the excess, of any, of the aggregate of the rent and additional rent and all other charges payable by Lessee hereunder that would have accrued for balance of the term over the aggregate rental value of the demised premises for the balance of such term.

         8.6 Suit or suits for the recovery of the deficiency or damage or for any installment or installments of rent and additional rent hereunder, or for a sum equal to any such installment or installments may be brought by Lessor, from time to time at Lessor's election, and nothing in this Lease contained shall be deemed to require Lessor to await the date whereon this Lease or the term hereof would have expired by limitations had there been no such default be Lessee or no such cancellation or termination.

         8.7 Lessee hereby expressly waives service of any notice of intention to re-enter. Lessee hereby waives any and all rights to recover or to regain possession of the demised premises or to reinstate or to redeem this Lease or other right of redemption as permitted or provided by or under any statute, law or decision now or hereafter in force and effect. No receipt of moneys by Lessor from Lessee, after the cancellation or termination hereof in any lawful manner, shall reinstate, continue or extend the term, or affect any notice theretofore given to Lessee or operate as a waiver of the right of Lessor to enforce the payment of rent and additional rent then due or thereafter falling due, or operate as a waiver of the right of Lessor to recover possession of the demised by proper suit, action, proceeding or other remedy, and any and all such moneys so collected shall be deemed to be payments on account of the use and occupation of the demised premises, or at the election of the Lessor, on account of Lessee's liability hereunder.

         8.8 Nothing in this Article shall limit or prejudice the right of Lessor to prove and obtain as liquidated damages in any bankruptcy, insolvency, receivership, reorganization or dissolution proceeding an amount equal to the maximum allowed by any statute or rule of low governing such proceeding and in effect at the time when such damages are to be proved, whether or not such amount be greater, equal to or less than the amount of the damages referred to in any of the preceding sections.

         8.9 In the event of a breach or a threatened breach by Lessee of any of the agreements, terms, covenants or conditions hereof, Lessor shall have the right of injunction to restrain the same and the right to invoke any remedy allowed by law or in equity, as if specific remedies indemnity or reimbursement were not herein provided.

         8.10 The rights and remedies of Lessor are distinct, separate and cumulative, and no one of them, whether or not exercised by Lessor, shall be deemed to be in exclusion of any of the others.

         8.11 The failure of Lessor to insist upon a strict performance of any of the agreements, terms, covenants and conditions hereof shall not be deemed a waiver of any rights or remedies that Lessor may have and shall not be deemed a waiver of any subsequent breach or default in any of such agreements, terms, covenants and conditions.

                                  IX. RENT ABATEMENT

         9.1 Except as may hereinafter provided, no abatement, diminution, or reduction of rent, charges or other compensation shall be claimed by or allowed to Lessee, or any person claiming under it, under any circumstances, whether for inconvenience, discomfort, interruption or business, or otherwise.

                                   X. CONDEMNATION

         10.1 In the event that the demised premises or any part thereof shall be taken in condemnation Proceedings or by exercise of any right of eminent domain or by settlement agreement in lieu thereof between Lessor and those authorized to exercise such right, Lessor shall be entitled to collect the entire award made without deduction for any estate hereby vested in or owned by Lessee, subject to the rights of the fee simple owner of the real property, which constitutes a part of the demised premises, if Lessor is not fee simple owner, and to the rights of holder of any mortgage to which this Lease is or shall be subject and subordinate, and subject also to Lessee's rights as hereinafter set forth. Lessee agrees to execute any and all documents that may be required in order to facilitate collection by Lessor of any and all such awards. Lessee shall have no right to participate in any condemnation proceedings or agreement except for the purpose of protection Lessee's interest hereunder.

         Lessor shall be entitled to one hundred percent (100%) and of any net condemnation award.

         10.2 If at any time during the term of this Lease, the whole or substantially all of the demised premises shall be so taken or condemned, this Lease shall terminate and expire on the date upon which title shall vest in the condemning authority and the net rent provided to be paid by Lessee shall be apportioned and paid to such date. For the purposes of this Section, "substantially all of the demised premises" shall be deemed to have been taken if the position of the demised premises not so taken, and taking into consideration the amount of the net award available for such purpose, cannot be so repaired or reconstructed as to constitute a complete, rentable structure capable of producing a proportionately fair and reasonable net annual income after payment of all operating expenses thereof, the net rent, as the same may be reduced as a result of such taking, additional rent and all other charges hereunder payable, and after performance of all covenants, agreements terms and provisions herein and by law provided to be performed and paid by Lessee.

         10.3 In the event of a partial taking, which shall not result in termination of this Lease, Lessee shall promptly proceed to rebuild, repair and restore the remainder of the building on the demised premises if affected thereby to a complete, independent and self-contained architectural unit, for the purposes in use before the taking, and Lessor shall pay to Lessee, subject to the same provisions and limitations specified herein respecting insurance proceeds, the cost of restoration but in no event to exceed a sum equal to the amount of the separate award made for consequential damage. Any deficiency will be paid by Lessee. Such work and the performance thereof shall be subject to and shall be performed in accordance with the provisions respecting alterations, except that the surety company bond shall be in the amount, of any, by which the estimated cost of the work exceeds said separate award from consequential damage. In the event that there is no separate award for consequential damage, the same shall be fixed and settled by arbitration as herein provided.

         If this Lease does not terminate as provided herein, the rental after the date of taking shall be the rental payable by Lessee immediately prior to the taking, reduced by proportionately by the square footage of the building taxes.

         10.4 Nothing in this article shall be construed as precluding Lessee from pursuing any independent action permitted by law or from participating in the condemnation proceedings for the purpose of securing an independent award for loss of business or damage to trade fixtures.

                                  XI. SUBORDINATION

         11.1 This Lease shall be fully subordinate to any mortgage and/or collateral assignment of lease against the premises which the fee owner, Lessor and/or its assigns may have or hereafter obtain upon the premises.
Any such sums paid by Lessee on Lessor's behalf shall be credited to rent due hereunder. The Lessee hereby grants a power of attorney to the Lessor with full power to act as its attorney in fact and to execute on behalf of the Lessee any and all documents that may be required by a mortgagee and/or assignee evidencing the Lessee's full subordination of the Lessee's interest to any mortgage and/or collateral assignment of lease that may be entered into by the Lessor, fee owner or its assigns. In the event the mortgagee assignee requires the Lessee to execute such documents to evidence the full subordination of the Lessee's interest, the Lessee hereby agrees to execute any and all documents that may be requested. However, the Lessee shall not be required to execute any promissory notes or other evidences of indebtedness which would create any personal liability on behalf of the Lessee.

                                   XII. ASSIGNMENT

         12.1 As between Lessor and Lessee, this Lease shall be fully assignable by the Lessor or its assigns. Neither Lessee, nor Lessee's successors or assigns, shall (unless hereinafter expressly Permitted to do so) assigns, mortgage, pledge or encumber this Lease in whole or in part, or sublet the demised premises, in whole or in part, or permit the same or any portion thereof to be used or occupied by others, or enter into a management contract or other arrangement whereby the demised premises shall be managed and operated by anyone other than the then owner of Lessee's leasehold estate hereunder, nor shall this Lease be assigned or transferred by operation of law, without the prior consent in writing of Lessor in each instance which consent shall not be unreasonably withheld and subject to the prior consent of any mortgagee or holder of a deed of trust of the demised premises. If this Lease be assigned or transferred, or if all or any part of the demised premises be sublet or occupied by anybody other than Lessee, Lessor may collect rent from the assignee, transferee, subtenant or occupant, and apply the net amount collected to the rent reserved herein, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of any agreement, term, covenant, or condition hereof, or the acceptance of the assignee, transferee, subtenant or occupant as lessee, or a release of Lessee from the performance or further performed by Lessee of the agreements, terms, covenants and conditions hereof, and Lessee shall continue liable hereunder in accordance with the agreements, terms, covenants and conditions hereof. The consent by Lessor to an assignment, mortgage, pledge, encumbrance, transfer, management contract or subletting shall not in any way be construed to relieve Lessee from obtaining the express consent in writing of Lessor to any further assignment, mortgage, pledge, encumbrance, transfer or subletting.

         12.2 If the sale, assignment, transfer or other Disposition of any of the issued and outstanding capital stock of Lessee (or of any successor or assignee of Lessee which is a corporation), or of the interest of any general partner of a partnership owning the leasehold estate created hereby, or of the interest of any member of a joint venture, syndicate or other group which may collectively own such leasehold estate, shall result in changing the control of Lessee or such other corporation or such partnership, joint venture, syndicate or other group, such sale, assignment, transfer or other disposition shall be deemed an assignment of this Lease and shall be subject to all of the provisions of this Lease with respect to assignments. For the purpose of this paragraph, "control" of any corporation shall be deemed to be vested in the person or persons owning more than forty percent (40%) of the voting power for the election of the Board of Directors of such corporation and "control" of a partnership, joint venture, syndicate or other group shall be deemed to be vested in the person or persons owning more than forty percent (40%) of the general partners' interest in such partnership or of the total interest in such joint venture, syndicate or other group. A statement shall be furnished by Lessee, its successors or permitted assigns, to Lessor listing the names and addresses of all stockholders in any corporation or general partners in any Partnership holding this lease, showing the number of shares of stock owned by each stockholder of such corporation, or the respective interests of the partners in such partnership, as the case may be; provided, however, that, if at any time during the term of this Lease any corporation holding this Lease is listed on any recognized Stock Exchange, then a list of its stockholders shall be required.

         12.3 No assignment made with Lessor's consent or as hereinabove permitted, shall be effective until there shall have been delivered to Lessor an executed counterpart of such assignment containing an agreement, in recordable form, executed by the assignor and the proposed assignee, wherein and whereby such assignee assumes due performance of the obligations on the assignor's part to be performed under this Lease to the end of the term hereof.

                                 XIII. MISCELLANEOUS

         13.1 ARBITRATION. In such cases where this Lease provides for the settlement of a dispute or question by arbitration, the same shall be settled by arbitration in the City of Virginia Beach, Virginia, in accordance with the rules then obtaining of the American Arbitration Association, and judgment upon the award rendered may be entered in any court having jurisdiction thereof.

         13.2 NOTICES. Every notice, approval, consent or other communication authorized or required by this Lease shall be effective if given in writing and sent by United States Registered or Certified Mail, Return Receipt Requested, with postage prepaid, and addressed directly to Lessor at its offices 607 Lynnhaven Parkway, P.O. Box 8888, Virginia Beach, Virginia 23450, and to Lessee at the premises, or at such other address as either party shall from time to time designate in writing. All payments to the Lessor shall be made at the address designated for notices to the Lessor.

         13.3 CONSTRUCTION. In the event that any of the provisions of this Lease shall by court order be held invalid or in contravention of any of the laws of the United States Government or any state thereof having jurisdiction over the subject matter hereof or of any dispute arising hereunder, such invalidation shall not serve to effect the remaining portion of this Lease Agreement. To the extent permitted by the laws of the state wherein the demised premises are situated, this Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

         13.4 SUCCESSORS. This Lease shall bind Lessor and Lessee and their successors, heirs, assigns, administrators, legal representatives, as the case may be.

         13.5 RECORDING. Lessee shall upon request of Lessor execute a short form of this Lease by a written document witnessed and acknowledged in form capable of being recorded in the public records. Lessee shall not record this Lease or a short form thereof without prior written consent of Lessor.

         13.6 COUNTERPARTS. This Lease is being executed simultaneously in counterparts, any one of which shall be deemed an original.

         13.7 NO AGENCY. The parties hereto agree that the business relationship created hereby is solely that of Lessor and Lessee. Nothing herein contained shall constitute Lessee as an agent, legal representative, partner, subsidiary, joint venturer and shall not bind or obligate Lessor in any way, manner or thing whatsoever, nor represent that it has any right to do so.

         13.8 BINDING EFFECT. This Lease shall become immediately binding upon the parties hereto upon the date of the last Party signing hereunder notwithstanding that the term of this Lease shall commence upon a future date.

         13.9 HEADINGS. The headings or titles of the paragraphs and subparagraphs are inserted solely for the convenience of reference and shall not constitute a part of this Lease, nor limit, define or describe the scope or intent of this Lease.

         13.10 DEFINITIONS.

               (a) The term "Lessor" as used herein shall mean only the owner for the time being in fee of the demised premises, or the owner of the leasehold estate created by an underlying lease, or the mortgagee of the fee or of such underlying lease, in possession for the time being of the demised premises, so that in the event of any sale or sales of the demised premises, or of the making of any such underlying lease, or of any transfer or assignment or other conveyance of such underlying lease and the leasehold estate thereby created, the seller, lessor, transferor or assignor shall be and hereby is entirely freed and relieved of all agreements, covenants and obligations of Lessor herein, and it shall be deemed and construed without further agreement between the parties or their successors in interest or between the parties and the purchaser, lessee, transferee or assignee on any such sale, leasing, transfer or assignment that such purchaser, lessee, transferee or assignee has assumed and agreed to carry out any and all agreements, covenants and obligations of Lessor hereunder.

               (b) The term "Lessee" shall mean the Lessee named herein, and from and after any valid assignment of the whole of Lessee's interest in this Lease pursuant to the provision hereof, the assignee thereof.

               (c) The terms "mortgagee" or "holder of a deed of trust" shall include the other and any individual, firm, partnership, corporation, joint venture, investment trust bank or institution, or other business group or association lending funds to Lessor upon the security of Lessor's interest in this Lease and the premises demised herein whether or not such mortgage or deed of trust be recorded or upon Lessor s independent covenant not to otherwise encumber this Lease or the demised premises.

               (d) The term "equipment" as used herein means only that equipment used in conjunction with the building, such as heating, ventilating and air conditioning systems, water heaters or softeners and items of similar nature, and does not include Lessee's computer equipment.

               (e) The term "trade fixtures" shall be deemed to include all detached or detachable computer equipment.

         IN WITNESS WHEREOF, the Lessor and the Lessee have respectively signed and sealed this Lease as of the day and year first above written.

                             C-F LYNNHAVEN ASSOCIATES, Lessor


                             By /s/ CHRIS A. CRUMLEY
                               -----------------
                                  General Partner


                             METRO INFORMATION SERVICES, INC., Lessee


                             BY /s/ JOHN H. FAIN
                               -------------
                                  its President

COMMONWEALTH OF VIRGINIA
AT LARGE

         Before me a Notary Public, in and for the Commonwealth of Virginia, personally appeared CHRIS A. CRUMLEY, General Partner of C-F Lynnhaven Associates, who acknowledged the signing of the foregoing Lease Agreement for the purposes therein mentioned this 23RD day of JANUARY, 1987.

                             /s/ BILLIE W. CHANDLER
                             ----------------------
                                  Notary Public

My Commission Expires:   5/1/88


COMMONWEALTH OF VIRGINIA
AT LARGE

         Before me a Notary Public, in and for the Commonwealth of Virginia, personally appeared JOHN H. FAIN, President of Metro Information Services, Inc., acknowledged the signing of the foregoing Lease Agreement for the purposes therein mentioned this 23RD day of JANUARY, 1987.

                             /s/ BILLIE W. CHANDLER
                             ----------------------

                                  Notary Public


My Commission Expires:     5/1/88
                      ---------------------------